UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): September 21, 2007

MSTI Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-136592	26-0240347
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

259-263 Goffle Road Hawthorne, New Jersey	07506
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 304-6080

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

In connection with our May 2007 private offering of units, consisting of common stock and warrants, and convertible debentures and related warrants, we entered into a registration rights agreement with each of the purchasers of the units on May 24, 2007, and with each of the purchasers of the convertible debentures on May 25, 2007. Pursuant to such registration rights agreements, we agreed to cause a registration statement covering the resale of the shares of common stock issued as part of the units, including the common stock underlying the unit warrants (the “Unit Shares”), to be declared effective by the Securities and Exchange Commission on or before September 21, 2007, and to cause a registration statement covering the resale of the shares of common stock issuable upon conversion of the convertible debentures and the related warrants (together with the Unit Shares, the “Registrable Securities”) to be declared effective by the Securities and Exchange Commission on or before September 22, 2007.

On September 21, 2007, we received approval from the requisite number of purchasers of the units and the convertible debentures to extend the deadline for causing a registration statement covering the resale of the Registrable Securities to be declared effective by the Securities and Exchange Commission to November 21, 2007.

In the event that such registration statement is not declared effective by the Securities and Exchange Commission on or before November 21, 2007, we will be obligated to pay liquidated damages to the purchasers of the units and the convertible debentures equal 1% of their purchase price for each month of delinquency commencing from the original effectiveness date of September 21, 2007, with respect to the units and September 22, 2007, with respect to the convertible debentures.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1
Form of Unit Registration Rights Agreement (Incorporated herein by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 29, 2007 (the “May 29, 2007 8-K”)).

10.2	Form of Unit Registration Rights Addendum (Incorporated herein by reference to Exhibit 10.4 to the May 29, 2007 8-K).

10.3	Form of Debenture Registration Rights Agreement (Incorporated herein by reference to Exhibit 10.10 to the May 29, 2007 8-K).

10.4	Form of Letter Agreement by and among the Company and the purchasers of the Units.

10.5	Form of Letter Agreement by and among the Company and the purchasers of the Debentures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 24, 2007

MSTI Holdings, Inc.

By:  /s/ Frank T. Matarazzo

Name: Frank T. Matarazzo
Title: Chief Executive Officer

EXHIBIT INDEX

10.1
Form of Unit Registration Rights Agreement (Incorporated herein by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 29, 2007 (the “May 29, 2007 8-K”)).

10.2	Form of Unit Registration Rights Addendum (Incorporated herein by reference to Exhibit 10.4 to the May 29, 2007 8-K).

10.3	Form of Debenture Registration Rights Agreement (Incorporated herein by reference to Exhibit 10.10 to the May 29, 2007 8-K).

10.4	Form of Letter Agreement by and among the Company and the purchasers of the Units.

10.5	Form of Letter Agreement by and among the Company and the purchasers of the Debentures.